UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017

ETF Managers Group Commodity Trust I

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36851 (Commission File Number)	36-4793446 (IRS Employer Identification No.)

30 Maple Street - Suite 2

Summit, New Jersey 07901

(Address of Principal Executive Offices, including Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the Audited Statements of Financial Condition of ETF Managers Capital LLC (the “Company”), the commodity pool operator of ETF Managers Group Commodity Trust I, as of December 31, 2016 and 2015, the related statements of operations and comprehensive income for the years ended December 31, 2016 and 2015 and the changes in members’ equity and cash flows for the year ended December 31, 2016 and 2015, and for the period from inception, June 12, 2014 to December 31, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Audited Statements of Financial Condition of the Company as of December 31, 2016 and 2015, the related statements of operations and comprehensive income for the years ended December 31, 2016 and 2015 and the changes in members’ equity and cash flows for the years ended December 31, 2016 and 2015 and for the period from inception, June 12, 2014 to December 31, 2014.

Exhibit 99.2  Consent of Independent Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

/s/ John A. Flanagan
Date: April 28, 2017	John A. Flanagan ETF Managers Capital LLC, Sponsor of ETF Managers Commodity Trust I
Chief Financial Officer